[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             INTERNATIONAL RESEARCH
                             EQUITY FUND

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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


MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

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

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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
LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The fund commenced investment operations on July 16, 2002. For the period ended December 31, 2002, the fund provided a total return of -2.62%. This return assumes the reinvestment of any dividends and capital gains distributions. During the same period between July 16, 2002, and December 31, 2002, the fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex-U.S. Index, returned -7.29%. The Morgan Stanley Capital International (MSCI) World Index ex-U.S. Index is an unmanaged market-capitalization- weighted total return index that measures the performance of 22 developed- country global stock markets, including Canada, Europe, Australia, New Zealand, and the Far East, but excluding the United States.

A DIFFICULT MARKET ENVIRONMENT
In late winter of 2002, we saw the beginning of a strong downdraft that lasted through September. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. When it became clear that earnings expectations were still too high, growth estimates fell around the globe, and stock prices followed them downward. Additional factors including international concerns over Iraq and corporate accounting scandals in the United States added to global markets' woes.

In the fourth quarter of 2002, stock markets rebounded sharply, as third-quarter earnings, while not robust, were less disappointing than in previous quarters. Despite this rebound, many equity market indices still posted declines during the second half of the year.

CONTRIBUTORS TO PERFORMANCE
The portfolio's relative outperformance during the second half of 2002 was largely a function of individual stock selection, particularly in the financial services and consumer discretionary (media and retailing) sectors. Within financial services, both banking and insurance holdings were good relative performers. Among banks, the fund benefited from a number of stocks including one of our largest holdings, Royal Bank of Scotland, which has continued to beat earnings estimates due to continued cost cutting following the acquisition of Natwest. We added value in the insurance industry with names such as Swiss reinsurance provider Converium and leading European insurer Aviva.

Media and retail stocks were the primary drivers in the consumer discretionary sector. Australian media giant News Corp. was the best performer over the period as it reported strong third quarter results, empowered by strength in advertising in the U.S. market and maturing of the Fox broadcast and cable television stations. Among retail stocks, U.K. multiline retailer Next benefited from the relative strength of the U.K. consumer, which has been bolstered by the country's hot housing market.

Positive stock selection in the basic materials sector also contributed to performance, as our more cyclically sensitive mining companies outperformed. Among the contributors were British mining companies Rio Tinto and BHP Billiton. Both benefited from strong Chinese demand for iron ore for steel production.

The best individual contributor to the portfolio's relative performance was Dutch telecom services company Koninklijke KPN. This company was buoyed by cost cutting initiatives and reported its first quarterly profit in two years, in addition to raising earnings expectations for 2003.

DETRACTORS FROM PERFORMANCE
Stock selection in the health care sector was the largest detractor from relative performance. French pharmaceutical company Aventis suffered from continued concerns that the company would lose the patent on its strong selling allergy medication Allegra, and worries that the introduction of a generic version would dramatically impact sales. We continued to favor the company for its large pipeline of new drugs and because we believe the market's reaction to the Allegra situation was overstated.

The communications sector also detracted from relative performance over the period. This was mainly a result of our underweighted position in Vodafone, which experienced a 34% rise in the second half of the year as it continued to add new mobile subscribers across Europe. The portfolio held no position in Vodafone as of the end of the period.

OUTLOOK
While we do not expect earnings growth to match the pace of the late 1990's, on a long-term basis we believe earnings growth potential of 8% to 10% is a reasonable expectation. We believe our bottom-up stock selection process based on fundamental research has enabled us to find companies with good growth prospects, despite anemic economic growth globally. These companies, including industrial gas stocks and select consumer staples stocks, are not necessarily the traditional "growth" stocks of a few years ago, but nevertheless we believe they may offer above-average earnings growth potential. With global interest rates at or near historical lows and corporations continuing to rationalize costs, we remain cautiously optimistic about the prospects for equity markets in 2003.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The portfolio is managed by a team of equity research analysts. Our analysts are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities. David A. Antonelli, Director of Global Equity Research, monitors overall procedures.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: July 16, 2002

Size: $41.5 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Financial Statements.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                                                        Life*
-----------------------------------------------------------------------------
Cumulative Total Return                                                -2.62%
-----------------------------------------------------------------------------
Average Annual Total Return                                            -2.62%
-----------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 94.4%
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ISSUER                                                                                   SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 94.0%
  Australia - 2.5%
    Australia & New Zealand Banking Group Ltd. (Banks & Credit Cos.)*                    35,370       $   345,189
    John Fairfax Holdings, Ltd. (Printing & Publishing)                                  55,000            99,619
    News Corp Ltd. (Broadcasting & Cable TV)*                                            40,926           264,280
    Tabcorp Holdings Ltd. (Broadcasting & Cable TV)                                      54,890           328,825
                                                                                                      -----------
                                                                                                      $ 1,037,913
-----------------------------------------------------------------------------------------------------------------
  Austria - 0.3%
    Erste Bank der oesterreichischen Sparkassen AG (Banks & Credit Cos.)                  1,490       $   100,200
-----------------------------------------------------------------------------------------------------------------
  Belgium - 0.8%
    Fortis (Financial Services)                                                          19,100       $   333,576
-----------------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Bank Nova Scotia Halifax (Banks & Credit Cos.)                                        4,890       $   163,062
    Encana Corp. (Utilities - Gas)                                                       24,290           750,295
                                                                                                      -----------
                                                                                                      $   913,357
-----------------------------------------------------------------------------------------------------------------
  China - 1.9%
    China Oilfield Services, Ltd. (Oil Services)*                                       514,000       $   125,233
    Denway Motors, Ltd. (Automotive)                                                    684,000           232,435
    Huaneng Power International, Inc. (Energy)                                          294,000           235,628
    TCL International Holdings, Ltd. (Consumer Products)                                647,500           199,274
                                                                                                      -----------
                                                                                                      $   792,570
-----------------------------------------------------------------------------------------------------------------
  Denmark - 1.3%
    Danske Bank (Banks & Credit Cos.)                                                    32,600       $   538,493
-----------------------------------------------------------------------------------------------------------------
  France - 9.4%
    Aventis S.A. (Pharmaceuticals)                                                       18,940       $ 1,028,479
    BNP Paribas S.A. (Banks & Credit Cos.)                                                6,470           263,365
    Carrefour S.A. (Supermarket)                                                          3,850           171,246
    Generale de Sante (Healthcare)*                                                      15,720           180,448
    Sanofi-Synthelabo S.A. (Medical & Health Products)                                   16,430         1,003,273
    Schneider Electric (Electrical Equipment)                                             6,499           307,194
    Societe Television Francaise 1 (Entertainment)                                        4,617           123,226
    Total Fina Elf S.A., "B" (Oils)                                                       5,900           841,775
                                                                                                      -----------
                                                                                                      $ 3,919,006
-----------------------------------------------------------------------------------------------------------------
  Germany - 4.6%
    Bayerische Motoren Werke AG (Automotive)                                             15,460       $   468,698
    Celanese AG (Chemicals)                                                              10,210           224,766
    Fresenius Medical Care AG, Preferred (Medical Supplies)                              14,580           437,893
    Linde AG (Conglomerates)                                                              8,760           321,409
    Porsche AG (Automotive)                                                                 798           331,271
    Schering AG (Medical & Health Products)                                               2,740           119,059
                                                                                                      -----------
                                                                                                      $ 1,903,096
-----------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    SmarTone Telecommunications Holdings, Ltd. (Telecommunications -
      Wireless)                                                                         143,000       $   159,535
-----------------------------------------------------------------------------------------------------------------
  Ireland - 1.7%
    Bank of Ireland (Banks & Credit Cos.)                                                48,790          $500,610
    Irish Life & Permanent PLC (Financial Services)                                      17,310           186,904
                                                                                                      -----------
                                                                                                      $   687,514
-----------------------------------------------------------------------------------------------------------------
  Japan - 18.0%
    Brother Industries, Ltd. (Electronics)                                              112,000       $   710,377
    Canon, Inc. (Business Machines)                                                      14,000           527,123
    Credit Saison Co., Ltd. (Financial Services)                                         25,700           438,363
    Fanuc Ltd. (Electrical Equipment)                                                     9,000           397,995
    Fast Retailing Co. (Retail)                                                          10,500           369,694
    Honda Motor Co., Ltd. (Automotive)                                                   17,800           658,204
    Namco Ltd. (Leisure)                                                                 16,600           277,972
    Nippon Electric Glass Co., Ltd. (Manufacturing)                                      30,000           301,971
    Nissan Motor Co. (Automotive)                                                       102,600           800,266
    Shiseido Co., Ltd. (Consumer Products)                                               52,000           675,842
    Sompo Japan Insurance, Inc., (Insurance - Property & Casualty)                       57,000           332,724
    Stanley Electric Co., Ltd. (Electronics)                                             37,000           412,947
    Tokyo Gas Co., Ltd. (Gas)                                                           322,000         1,008,962
    Uni-Charm Corp. (Forest & Paper Products)                                            14,400           571,294
                                                                                                      -----------
                                                                                                      $ 7,483,734
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    America Movil S.A. de C.V., ADR (Cellular Phones)                                     6,710       $    96,356
    Coca-Cola Femsa S.A., ADR (Food & Beverage Products)                                 11,000           196,900
                                                                                                      -----------
                                                                                                      $   293,256
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 7.6%
    Akzo Nobel N.V. (Chemicals)                                                          14,080       $   446,197
    Fugro N.V. (Engineering)*                                                             5,810           262,689
    Jomed N.V. (Medical & Health Products)                                               16,060           142,273
    Koninklijke KPN N.V. (Telecommunications)                                           100,840           655,406
    Koninklijke Philips Electronics N.V. (Electronics)                                   20,080           351,533
    Unilever N.V. (Consumer Goods & Services)                                            14,570           894,277
    VNU N.V. (Printing & Publishing)*                                                    15,310           398,829
                                                                                                      -----------
                                                                                                      $ 3,151,204
-----------------------------------------------------------------------------------------------------------------
  New Zealand - 1.1%
    Telecom Corp. of New Zealand, Ltd. (Telecommunications)                             199,770       $   473,655
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Tandberg ASA (Telecommunications)*                                                   26,570       $   153,287
-----------------------------------------------------------------------------------------------------------------
  Singapore - 1.3%
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                      77,000       $   523,930
-----------------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*                                        35,020       $   224,128
-----------------------------------------------------------------------------------------------------------------
  Spain - 2.4%
    Iberdrola S.A. (Utilities - Electric)                                                26,830       $   375,481
    Telefonica, S.A. (Telecommunications)                                                71,370           638,191
                                                                                                      -----------
                                                                                                      $ 1,013,672
-----------------------------------------------------------------------------------------------------------------
  Sweden - 1.9%
    Alfa Laval (Engineering & Construction)*                                             27,700       $   223,156
    Capio AB (Healthcare)                                                                28,280           224,573
    Hennes & Mauritz (Apparel and Textiles)                                              18,540           358,467
                                                                                                      -----------
                                                                                                      $   806,196
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 9.7%
    Converium Holding AG (Insurance)                                                     12,630       $   611,954
    Givaudan S.A. (Chemicals)                                                               450           201,765
    Lonza Group AG (Chemicals)                                                            1,850           112,381
    Novartis AG (Medical & Health Products)                                              35,660         1,301,017
    Syngenta AG (Chemicals)                                                              13,710           793,669
    Synthes-Stratec, Inc. (Medical & Health Products)                                       525           321,955
    UBS AG (Financial Services)                                                          13,501           656,109
                                                                                                      -----------
                                                                                                      $ 3,998,850
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 25.3%
    AstraZeneca Group PLC (Medical & Health Products)                                    12,020       $   429,405
    Aviva PLC (Insurance)*                                                               46,830           333,839
    BHP Billiton PLC (Metals & Mining)                                                   97,390           519,918
    BP Amoco PLC, ADR (Oils)                                                             42,680         1,734,942
    British Sky Broadcasting Group PLC (Broadcasting)                                    35,670           366,787
    BT Group PLC (Telecommunications)*                                                  113,490           356,125
    Diageo PLC (Food & Beverage Products)*                                               90,390           981,825
    Intertek Testing Servicing PLC (Business Services)                                   48,850           316,796
    Johnston Press PLC (Printing & Publishing)                                           64,390           380,272
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                                          60,050           430,981
    Lonmin (Metals and Mining)                                                           15,280           212,937
    Marks and Spencer Group PLC (Retail)                                                 27,600           139,904
    National Grid Group PLC (Media - Cable)                                              49,520           363,774
    Next PLC (Retail)                                                                    21,700           257,183
    Reckitt Benckiser PLC (Consumer Goods & Services)*                                   20,800           403,330
    Reed Elsevier PLC (Printing & Publishing)*                                           96,760           828,357
    Rio Tinto Group (Metals & Mining)*                                                   26,020           519,205
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                              64,800         1,551,629
    Standard Chartered PLC (Banks & Credit Cos.)*                                        34,940           396,951
                                                                                                      -----------
                                                                                                      $10,524,160
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                  $39,031,332
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.4%
  Business Services - 0.4%
    Manpower, Inc.                                                                        5,640       $   179,916
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $39,003,835)                                                           $39,211,248
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.3%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $1,784,645 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $ 1,785       $ 1,784,526
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $40,788,361)                                                      $40,995,774
Other Assets, Less Liabilities - 1.3%                                                                     536,812
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $41,532,586
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $40,788,361)              $40,995,774
  Cash                                                                      123
  Receivable for fund shares sold                                       735,492
  Interest and dividends receivable                                      39,151
  Receivable from investment adviser                                     39,584
                                                                    -----------
      Total assets                                                  $41,810,124
                                                                    -----------
Liabilities:
  Payable to custodian                                              $         7
  Payable for investments purchased                                     174,102
  Payable to affiliates -
    Management fee                                                          842
    Shareholder servicing agent fee                                           8
  Accrued expenses and other liabilities                                102,579
                                                                    -----------
      Total liabilities                                             $   277,538
                                                                    -----------
Net assets                                                          $41,532,586
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $42,554,826
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        207,590
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,251,788)
  Accumulated undistributed net investment income                        21,958
                                                                    -----------
      Total                                                         $41,532,586
                                                                    ===========
Shares of beneficial interest outstanding                            4,274,498
                                                                     =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $9.72
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002*
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   251,701
    Interest                                                             13,112
    Foreign taxes withheld                                              (29,501)
                                                                    -----------
      Total investment income                                       $   235,312
                                                                    -----------
  Expenses -
    Management fee                                                  $   121,078
    Shareholder servicing agent fee                                       1,210
    Custodian fee                                                        30,362
    Printing                                                              2,447
    Postage                                                                 135
    Auditing fees                                                         7,350
    Legal fees                                                            1,131
    Registration fees                                                    12,449
    Miscellaneous                                                           825
                                                                    -----------
      Total expenses                                                $   176,987
    Fees paid indirectly                                                   (182)
    Reduction of expenses by investment adviser                         (39,584)
                                                                    -----------
      Net expenses                                                  $   137,221
                                                                    -----------
        Net investment income                                       $    98,091
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(1,221,988)
    Foreign currency transactions                                       (29,800)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,251,788)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $   207,413
    Translation of assets and liabilities in foreign
      currencies                                                            177
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $   207,590
                                                                    -----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $(1,044,198)
                                                                    -----------
          Decrease in net assets from operations                    $  (946,107)
                                                                    ===========

* For the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2002.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                             DECEMBER 31, 2002*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                             $    98,091
  Net realized loss on investments and foreign currency
    transactions                                                     (1,251,788)
  Net unrealized gain on investments and foreign
    currency translation                                                207,590
                                                                    -----------
    Decrease in net assets from operations                          $  (946,107)
                                                                    -----------
Distributions declared to shareholders -
  From net investment income                                        $   (76,133)
                                                                    -----------
Net increase in net assets from fund share transactions             $42,554,826
                                                                    -----------
    Total increase in net assets                                    $41,532,526
Net assets:
  At beginning of period                                            $  --
                                                                    -----------
  At end of period (including accumulated undistributed net
    investment income of $21,958)                                   $41,532,586
                                                                    ===========

* For the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2002.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                             DECEMBER 31, 2002*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.03
  Net realized and unrealized loss on investments and
   foreign currency                                                  (0.29)
                                                                      ------
      Total from investment operations                                $(0.26)
                                                                      ------
Less distributions declared to shareholders -
  From net investment income(S)                                       $(0.02)
                                                                      ------
Net asset value - end of period                                       $ 9.72
                                                                      ======
Total return                                                           (2.62)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.85%+
  Net investment income                                                 0.61%+
Portfolio turnover                                                        52%
Net assets at end of period (000 Omitted)                            $41,533

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                           $ 0.02
      Ratios (to average net assets):
        Expenses##                                                      1.10%+
        Net investment income                                           0.36%+

 * For the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Research Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fee such that the fund's other expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $57,023,560 and $16,797,738, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $40,788,361
                                                               -----------
Gross unrealized appreciation                                  $ 1,711,276
Gross unrealized depreciation                                   (1,503,863)
                                                               -----------
    Net unrealized appreciation                                $   207,413
                                                               ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                PERIOD ENDED DECEMBER 31, 2002*
                                                -------------------------------
                                                        SHARES           AMOUNT
-------------------------------------------------------------------------------
Shares sold                                          4,366,298      $43,393,094
Shares issued to shareholders in reinvestment
  of distributions                                          79              768
Shares reacquired                                      (91,879)        (839,036)
                                                     ---------      -----------
    Net increase                                     4,274,498      $42,554,826
                                                     =========      ===========

* For the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2002.

(6) Line of Credit
The funds and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the funds for the period ended December 31, 2002, was $180. The fund had no borrowing during the period.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IRE-3  02/03 65